RULE 497(e)
                                                             FILE NOS. 33-14449
                                                                  AND 811-07599


     SUPPLEMENT DATED AUGUST 13, 1999 TO PROSPECTUS DATED NOVEMBER 27, 1998
                                      FOR
                    DOMINI INSTITUTIONAL SOCIAL EQUITY FUND


The following replaces any language to the contrary in the prospectus dated November 27, 1998.

Effective August 15, 1999, DSIL Investment Services LLC, a wholly owned subsidiary of Domini Social Investments LLC, will replace Signature Broker Dealer Services as the distributor of the Domini Social Equity Fund. You can continue to contact the fund at: PO Box 959, New York, NY 10159-0959 Toll Free 1-800-582-6757. This is also the address of DSIL Investment Services LLC.

Accounts in the Domini Institutional Social Equity Fund may only be established by or for the benefit of endowments, foundations, religious organizations and other not-for-profit entities, which have been approved by the distributor. The fund reserves the right to modify this policy at any time.